Virtus Capital Growth Series,

a series of Virtus Variable Insurance Trust

Supplement dated June 25, 2015 to the Statutory Prospectus dated April 30, 2015

On page four of the statutory prospectus, the fourth sentence of the first paragraph is hereby replaced with the following: As of December 31, 2014, the market capitalization range of companies included in the Russell 1000® Growth Index was $275 million to $665.6 billion.

VVIT CGS Market Cap Correction (6/2015)